Exhibit 99.1

overview presentation

safe harbor statement All statements made in this presentation, other than statements of historical fact, are forward-looking statements. This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The words "look forward to," "anticipate," "believe," "estimate," "expect," "intend," "may," "plan," "will," "would," "should," "could," "guidance," "potential," "opportunity," "continue," "project," "forecast," "confident," "prospects," "schedule," "designed," "future" and similar expressions typically are used to identify forward-looking statements. Forward-looking statements are based on the then-current expectations, beliefs, assumptions, estimates and forecasts about the business of GSI Commerce. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or implied by these forward-looking statements. Factors which may affect GSI Commerce's business, financial condition and operating results include the effects of changes in the economy, consumer spending, the financial markets and the industries in which GSI Commerce and its partners operate, changes affecting the Internet and e-commerce, the ability of GSI Commerce to develop and maintain relationships with strategic partners and suppliers and the timing of the establishment, extension or termination of its relationships with strategic partners, the ability of GSI Commerce to timely and successfully develop, maintain and protect its technology, confidential and proprietary information and product and service offerings and execute operationally, the ability of GSI Commerce to attract and retain qualified personnel, the ability of GSI Commerce to successfully integrate its acquisitions of other businesses, if any, and the performance of acquired businesses. More information about potential factors that could affect GSI Commerce can be found in its most recent Form 10-K, Form 10-Q and other reports and statements filed by GSI Commerce with the SEC. GSI Commerce expressly disclaims any intent or obligation to update these forward-looking statements.

non-GAAP financial measures We use the non-GAAP financial measures of merchandise sales and adjusted EBITDA. We also discuss certain ratios that use those measures. The non-GAAP measures and ratios presented are not intended to be considered in isolation of, as a substitute for, or superior to our GAAP financial information. We have included reconciliations later in this presentation of the non-GAAP measures to the nearest GAAP measure. We use these non-GAAP financial measures for financial and operational decision making and as a means to evaluate our performance. In our opinion, these non-GAAP measures provide meaningful supplemental information regarding our performance. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when planning, forecasting and analyzing future periods. These non-GAAP financial measures also facilitate management's internal comparisons to our historical performance and liquidity as well as to the operating results of comparable companies. We believe these non-GAAP financial measures are useful to investors both because (1) they allow for greater transparency with respect to key metrics used by management in its financial and operational decision making and (2) they are used by institutional investors and the analyst community to help them analyze the health of our business. Merchandise sales. We define merchandise sales as the retail value of all sales transactions, inclusive of freight charges and net of allowances for returns and discounts, which flow through our platform, whether we record the full amount of such transaction as a product sale or a percentage of such transaction as a service fee on our financial statements. Merchandise sales exclude the retail value of all sales transactions from partners acquired through the acquisition of Accretive Commerce as such sales do not flow through our platform. Merchandise sales do, however, include the value of freight services sold by Accretive Commerce to its partners. We consider merchandise sales to be a useful metric for management and investors because a significant portion of our sales and marketing expenses, including fulfillment and customer service labor expense, order processing costs such as credit card and bank processing fees and organizational costs such as business management, are related to the amount of sales made through our platform, whether or not we record the revenue from such sales. As a result, we use this metric as part of our revenue and expense forecasting process and for capacity planning purposes. We monitor this metric on a daily basis and consider it to be a critical measure of the health of our business. Adjusted EBITDA. We define adjusted EBITDA as income from operations excluding stock-based compensation, depreciation and amortization expenses and acquisition-related integration expenses. We consider adjusted EBITDA to be a useful metric for management and investors because it excludes certain non-cash and non-operating items. Because of varying available valuation methodologies, subjective assumptions and the variety of award types that companies can use when valuing equity awards under SFAS 123R, we believe that viewing income from operations excluding stock-based compensation expense allows investors to make meaningful comparisons between our operating performance and those of other businesses. Because we are growing rapidly and operate in an emerging and rapidly changing industry, we believe that our level of capital expenditures and consequently the level of depreciation and amortization expense relative to our revenues could be meaningfully greater today than it will be over time. As a result, we believe it is useful supplemental information to view income from operations excluding depreciation and amortization expense as it provides a potential indicator of the future operating margin potential of the business. We believe the exclusion of acquisition-related integration expenses permits evaluation and a comparison of results for on-going business operations, and it is on this basis that management internally assesses the company's performance.

vision to be the worldwide leader in e-commerce and multi-channel services for great consumer brands. business three components: U.S. e-commerce services / international e-commerce services / interactive marketing revenues & employees FY07 preliminary net revenues ~$748 million - $750 million ~ 3,500 employees acquisitions announced / completed in last six months Accretive Commerce - closed 9/11/07 - U.S. e-commerce services Zendor - closed 12/14/07 - international e-commerce services e-Dialog - announced 1/24/07 - interactive marketing services agenda overview U.S. e-commerce internat'l e-commerce interactive marketing financials technology fulfillment customer care premium e-commerce solutions end-to-end or modular integrated components customized ~ 80 major retailers / brands 13 retail categories U.S. e-commerce services agenda overview U.S. e-commerce internat'l e-commerce interactive marketing financials acquisition of Accretive Commerce expands domestic market position announced aug. 16 / closed sept. 11 $97.5 million cash integration targeted for completion during second half 2008 adds 14 marquee partners more depth added in key apparel, home, health & beauty and specialty foods categories opportunity to provide new partners with services and platform options increases scale and infrastructure adds ~ 1 million sq. ft. of fulfillment space adds 600 call center seats enhances long-term growth $83.6 million in 12-months trailing net revenues ended June 2007 opportunity for additional services / platform options including marketing and international agenda overview U.S. e-commerce internat'l e-commerce interactive marketing financials healthy and growing U.S. e-commerce market "The channel continues to move full steam ahead while capturing a larger share of total retail sales ( ~ 7%). This strong growth is an indication that the online retail channel is still years away from reaching its saturation level and still has several years of double- digit growth ahead." The State of Retailing Online 2007 - a Shop.org study conducted by Forrester Research * GSI Commerce excludes automobiles and parts, travel, and event and movie tickets, when discussing the U.S. online general merchandise market. GSI target retail categories include apparel, accessories & footwear, appliances & tools, baby products, consumer electronics, cosmetics & fragrances, home furnishings; jewelry; music & videos (media entertainment); personal care; sporting goods & apparel; toys & video games; food, beverages and groceries (gifting / specialty foods) and pet supplies as reported in the "US e-Commerce: Five-Year Forecast and Data Overview" published by Forrester Research Inc., Oct. 2006. current categories total $88.7 billion in 2007 * $ in billions 0 $20 $40 $60 $80 $100 $120 $140 $160 $180 2006 2007 2008 2009 2010 2011 $73.9 $88.7 $105.3 $122.6 $140.3 $159 16.6% CAGR 20.3% 18.7% 16.4% 14.4% 13.3% agenda overview U.S. e-commerce internat'l e-commerce interactive marketing financials

~ 80 leading retailers and brands * Slide shows selected partners. agenda overview U.S. e-commerce internat'l e-commerce interactive marketing financials adding 5 to 10 new partners and 1 to 2 categories per year total domestic partners current partners that launched or are expected to launch with GSI during that year number of categories 23 31 39 49 55 4 6 7 9 11 1999 2000 2001 2002 2003 2004 2005 2006 4 0 10 20 30 40 50 60 6 8 8 10 6 1 7 1 13 1 3 10 79 13 2007 70 10 accretive acquisition partners 80 14 agenda overview U.S. e-commerce internat'l e-commerce interactive marketing financials

2007 partner renewals partner since 2004; multiyear extension partner since 1999; 10-year extension partner since 2005; multiyear extension and international expansion partner since 2003; multiyear extension partner since 2003; FY 2016 extension partner since 2004; FY 2014 extension partner since 2006; FY 2012 extension agenda overview U.S. e-commerce internat'l e-commerce interactive marketing financials value proposition complete solution enterprise scale & scope focus on partner's growth, brand and customer experience agenda overview U.S. e-commerce internat'l e-commerce interactive marketing financials value proposition - complete premium solution end-to-end, integrated, multichannel, e-commerce platform shared infrastructure and customized solutions increased efficiency - one vendor proven integration - built to work together e-commerce expertise - 360°understanding of business technology fulfillment customer care agenda overview U.S. e-commerce internat'l e-commerce interactive marketing financials value proposition - enterprise scale & scope not partner core competency - e-commerce ~ 2% to 4% of total sales ~ redundant, geographically separate data centers 4 customer care facilities ~ 1,600 seats 6 primary fulfillment centers 2.7 million sq. ft. Edwardsville, Ill. Louisville, Ky. Shepherdsville, Ky. Richwood, Ky. Los Angeles, Calif. Pacoima, Calif. Martinsville, Va. Nashville, Ten. Melbourne, Fla. Eau Claire, Wis. Brunswick, Ga. King of Prussia, Pa. agenda overview U.S. e-commerce internat'l e-commerce interactive marketing financials value proposition - focus on partner growth, brand and customer experience decision wizards agenda overview U.S. e-commerce internat'l e-commerce interactive marketing financials value proposition - focus on partner growth, brand and customer experience buy online, pick up in store buy online, ship to store buy online, return to store digital versions of print media (e.g. catalogs, circulars) online/offline gift card redemption and purchase online/offline loyalty program integration online/offline private label credit card integrated registries multichannel capabilities agenda overview U.S. e-commerce internat'l e-commerce interactive marketing financials value proposition - focus on partner growth, brand and customer experience More than 100,000 NFL jerseys decorated in-house by GSI July - Dec. 2006 More than 9,000 customized NFL team jerseys were ordered on QVC.com in a single day. customization / personalization agenda overview U.S. e-commerce internat'l e-commerce interactive marketing financials competition outsource insource web platform IBM, ATG, Microsoft customer care West, Convergys fulfillment /logistics DHL, UPS design aQuantive, Grey Interactive online marketing aQuantive, ValueClick strategy/sys. integrators McKinsey, Accenture order proc/merch systems SAP, Yantra e-mail mgmt. Experian, epsilon retailer e-commerce decision GSI web platform custom solutions marketing services fulfillment /logistics customer care one-stop, full-service solution provider agenda overview U.S. e-commerce internat'l e-commerce interactive marketing financials international agenda overview U.S. e-commerce internat'l e-commerce interactive marketing financials agenda overview U.S. e-commerce internat'l e-commerce interactive marketing financials gsi international headquarters located in Barcelona, Spain Steve Davis named president of gsi international in 2007 and has relocated europe followed by asia size of the market, current Barcelona presence, and fewer language & cultural challenges interest of domestic partners ability to gain traction with new partners buy / build assets to assemble end-to-end solution an end-to-end solution is strategic differentiator overcoming complexity for partners growing international partner base agenda overview U.S. e-commerce internat'l e-commerce interactive marketing financials international - Zendor acquisition provides end-to-end foundation for Europe provides end-to-end e-commerce solution in U.K. immediately opens U.K.'s online market - europe's largest instant infrastructure - two fulfillment centers (245,000 sq. ft.) and 50-seat customer care center market expertise - 100 employees including management provides established team with intimate knowledge of the prospects, opportunities and challenges $7.9 million cash provides end-to-end foundation for Europe sets stage for expansion of end-to-end solutions throughout Europe significant step toward replicating U.S. success worldwide adds five, well-established new partners will leverage partner relationships and Zendor's strong brand to introduce GSI's end-to-end solution in U.K. agenda overview U.S. e-commerce internat'l e-commerce interactive marketing financials international - european e-commerce market * Includes the following European countries: United Kingdom, Germany, France, Italy, Spain, Netherlandds, Belgium, Luxembourg, Norway, Sweden, Denmark, Finland, Austria, Switzerland, Ireland, Portugal and Greece. Source: Forrester Research Inc., "Europe's e-Commerce Forecast: 2006 to 2011," June 29, 2006. Euros were converted to U.S. dollars for this presentation. As of 5/10/07 that rate was 1 Euro = $1.354 projected growth of european online sales european online population expected to grow from 189 million in 2006 to 242 million in 2011, or from 58% to 74% of the adult population. * in 2003, 19% of europe's online population shopped online -- that number is expected to grow to 54% by 2011. * 2006 2007 2008 2009 2010 2011 $ in billions $309.9 $138.9 $177.2 $219.3 $264.0 $356.1 $0 $50 $100 $150 $200 $250 $300 $350 $400 23.7% 20.4% 17.4% 14.9% 27.5% 20.7% CAGR agenda overview U.S. e-commerce internat'l e-commerce interactive marketing financials interactive marketing services agenda overview U.S. e-commerce internat'l e-commerce interactive marketing financials marketing services full-service, interactive marketing services creative - user experience & site design online marketing (search, affiliate, comparison shopping engines, display) e-mail content development & digital photography catalog services provides services to ~ 50 partners 155 staff and growing complementary acquisitions possible agenda overview U.S. e-commerce internat'l e-commerce interactive marketing financials

e-Dialog - strategic, geographic and financial fit market-leading provider of advanced e-mail marketing solutions products and services are highly rated by both Forrester and JupiterResearch e-mail - offers online marketers highest ROI than other marketing channels enterprise focus 100 blue-chip clients U.S. and growing European base strong financial growth on a trailing 12-month basis through Sept. 30, 2007, e-Dialog recorded net revenue, income from operations and adjusted EBITDA of approximately $33.9 million (+59 percent year-over-year), $5.2 million (+151 percent year-over-year) and $6.5 million (+112 percent year-over-year), respectively. Adjusted EBITDA equals income from operations plus $1.3 million of depreciation and amortization expense. $157 million / close ~ 30 days from 1/24/08 cash $147.8 million / restricted stock $9.2 million cash payment of $750,000 in fiscal 2009 if net revenue targets are achieved in fiscal 2008 agenda overview U.S. e-commerce internat'l e-commerce interactive marketing financials marketing services - online advertising market estimated U.S. online advertising as % of total U.S. advertising spend estimated U.S. online advertising revenues 2006 2007 2008 2009 2010 2011 $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 0% 2% 4% 6% 8% 10% 12% $19.3 $24.7 $29.5 $34.0 6.6% 8.1% 9.2% 11.4% 10.0% 10.8% $38.2 $42.0 16.9% CAGR Source: Piper Jaffray, U.S. Online Advertising Forecast. $ in millions agenda overview U.S. e-commerce internat'l e-commerce interactive marketing financials marketing services - a multichannel requirement almost $400 billion of store sales - or 16% of total retail sales - were directly influenced by the Web (cross-channel sales) in 2006. This will grow at a 17% CAGR over the next five years resulting in cross-channel sales by consumers of more than $1 trillion by 2012 * 51% of online consumers have researched and then purchased offline * 45% of online consumers buy additional products once inside an offline store * main reason consumers purchased offline: wanted product immediately * $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 2006 2007 2008 2009 2010 2011 2012 16% 20% 24% 28% 32% 35% 38% $2,481 $2,552 $2,627 $2,705 $2,787 $2,873 $2,954 total cross-channel sales - % * total retail sales, excluding travel * CAGR = 17% * Source: Forrester Research Inc., "The Web's Impact on In-Store Sales: U.S. Cross-Channel Sales Forecast, 2006 to 2012.", May 7, 2007. $ in millions agenda overview U.S. e-commerce internat'l e-commerce interactive marketing financials marketing services - brand integration agenda overview U.S. e-commerce internat'l e-commerce interactive marketing financials marketing services - brand integration agenda overview U.S. e-commerce internat'l e-commerce interactive marketing financials financials agenda overview U.S. e-commerce internat'l e-commerce interactive marketing financials fy07 preliminary results agenda overview U.S. e-commerce internat'l e-commerce interactive marketing financials Net revenue ~ $748 million to $750 million, an increase of approximately 23 percent from $609.6 million in fiscal 2006, and in line with the company's guidance of $737 million to $757 million. Merchandise sales ~ $1.682 billion to $1.687 billion, an increase of approximately 42 percent from $1.188 billion in fiscal 2006, and in line with the company's guidance of $1.662 billion to $1.712 billion. Income from operations ~ $5.3 million to $6.3 million, a decrease of approximately 34 percent to 45 percent from $9.6 million in fiscal 2006, and below the company's guidance range of $8.0 million to $11.0 million. The results are below the company's most recent guidance primarily due to a higher than forecast amortization of intangibles related to the acquisition of Accretive Commerce resulting from the preliminary allocation of the purchase price between goodwill and intangibles. Adjusted EBITDA ~ $53.0 million to $54.0 million, an increase of approximately 38 percent to 40 percent from $38.5 million in fiscal 2006, and essentially in-line with the company's guidance range of $54 million to $57 million. Preliminary, Un-Audited Fiscal Year 2007 Results net revenues - trailing four quarters agenda overview U.S. e-commerce internat'l e-commerce interactive marketing financials $0 $100 $200 $300 $400 $500 $600 $700 $5.5 FY99 $42.8 FY00 $102.6 FY01 $172.6 FY02 $241.9 FY03 $335.1 FY04 $440.4 FY05 $609.6 FY06 $ in millions $800 $748 - $750 FY07 * * Preliminary un-audited FY07 operating results

Delivering revenue growth & margin expansion net revenue $ in millions adjusted EBITDA -467.3% $0 $100 $200 $300 $400 $500 $600 $700 1999 2000 2001 2002 2003 2004 2005 2006 $5.5 $42.8 $102.6 $172.6 $241.9 $335.1 $440.4 $609.6 0.1% 4.4% 4.9% 6.3% -10% -8% -6% -4% -2% 0% 2% 4% 6% 8% -95.4% -16.2% -11.3% agenda overview U.S. e-commerce internat'l e-commerce interactive marketing financials $748 - $750 * $800 2007 7.1% - 7.2% * * Preliminary un-audited FY07 operating results

GAAP to non-GAAP reconciliations agenda overview U.S. e-commerce internat'l e-commerce interactive marketing financials

GAAP to non-GAAP reconciliations agenda overview U.S. e-commerce internat'l e-commerce interactive marketing financials